UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2010

SIMTROL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10927	58-2028246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Guthridge Court, Suite 250, Norcross, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(770) 242-7566

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On October 14, 2010, Simtrol, Inc. (“the Company”) announced that it intends to voluntarily deregister its common stock under the Securities and Exchange Act of 1934, as amended, by filing a Form 15 with the Securities and Exchange Commission (the “SEC”) on or about October 25, 2010. Upon such filing, the Company’s obligation to file certain reports with the SEC, including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, respectively, will be immediately suspended. A press release making this announcement is filed with this Form 8-K as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated October 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMTROL, INC.

By:	/s/ Stephen N. Samp
Stephen N. Samp
Chief Financial Officer

Dated:   October 20, 2010